Exhibit 10.2

旗 猎 国 际 旅 行 有 限 责 任 公 司
Hunter International Travel & Tourism L.L.C

Tel: 00971 4 2282568   Fax: 00971 4 2212771   Email:info@huntertourism.net   P.O.BOX: 184437 Dubai, U.A.E

Travel Service Agreement

Between

[NAME]

And

HUNTER INTERNATIONAL TRAVEL AND TOURISM L.L.C

This Contract is made

First Party: ____________________________________________, a company is located at (hereinafter referred to as the “COMPANY”).

AND

Second Party: HUNTER INTERNATIONAL TRAVEL AND TOURISM LLC, a company is located at Business Village Building Block B, Port Saeed Road, Deira, Dubai, UAE (hereinafter referred to as the “CONTRACTOR”).

The parties mutually agree as follows

ARTICLE 1 - SCOPE OF SERVICE

CONTRACTOR shall provide travel arrangement including visas application, ticket booking, hotel booking, vehicle arrangement, conference organization, development of wholistic travel plan and other related services as required by COMPANY.

ARTICLE 2 - TERM OF CONTRACT

This Contract shall commence on the effective date and will remain valid for___________________ ( ) years, from _______________to____________________.

ARTICLE 3 - CONTRACTOR’S OBLIGATIONS

3.1 CONTRACTOR shall be responsible to provide fast and cost- effective services at any time.

3.2 CONTRACTOR cannot provide any service to any person without order of the authorized personnel.

3.3 Loss arising from mistakes in the operation of CONTRACTOR for the COMPANY, like name, gender, date, flight time and flight number errors, CONTRACTOR will cover the loss.

3.4 CONTRACTOR should actively respond and manage bookings from COMPANY. The CONTRACTOR should remind COMPANY of

Beijing Office	Guangzhou Office	Shanghai Office
Tel : 0086 10 52455231	Tel : 0086 20 61222457	Tel : 0086 21 61195097
Fax: 0086 10 65181508	Fax: 0086 20 61222467	Fax: 0086 21 61195096

旗 猎 国 际 旅 行 有 限 责 任 公 司
Hunter International Travel & Tourism L.L.C

Tel: 00971 4 2282568   Fax: 00971 4 2212771   Email:info@huntertourism.net   P.O.BOX: 184437 Dubai, U.A.E

ARTICLE 4 - COMPANY’S RIGHTS AND OBLIGATIONS

4.1 COMPANY shall furnish all necessary information to CONTRACTOR for the performance of the Services.

4.2 COMPANY shall have responsibility to manage ticket order and arrange key contact person to directly contact with CONTRACTOR.

4.3 COMPANY should provide specific instructions for travel bookings. If any mistake is made by the COMPANY in providing wrong information for bookings, the COMPANY will cover the loss.

ARTICLE 5 - PRICE AND PAYMENT

5.1 CONTRACTOR shall submit invoices for the Services performed to COMPANY.

5.2 COMPANY shall pay CONTRACTOR any undisputed invoices within 30 days after receipt of invoices & supporting documents. COMPANY shall notify CONTRACTOR for any disputed invoices within 5 working days and shall coordinate with CONTRACTOR to either modify the invoices or ask CONTRACTOR to re-issue the invoices. The modified invoices shall be paid within 30 days after submission.

5.3 The contract Value is $ ___________. According to the actual amount to settle the payment subject to orders and invoice.

5.4 The Invoices shall be addressed and sent to:

Address: Original copy of the invoice should be send to

Attention:

5.5 The payment shall be made to:

Beneficiary Name:
Beneficiary Bank
Bank Address
IBAN No USD
IBAN No AED
Swift code:

Beijing Office	Guangzhou Office	Shanghai Office
Tel : 0086 10 52455231	Tel : 0086 20 61222457	Tel : 0086 21 61195097
Fax: 0086 10 65181508	Fax: 0086 20 61222467	Fax: 0086 21 61195096

旗 猎 国 际 旅 行 有 限 责 任 公 司
Hunter International Travel & Tourism L.L.C

Tel: 00971 4 2282568   Fax: 00971 4 2212771   Email:info@huntertourism.net   P.O.BOX: 184437 Dubai, U.A.E

ARTICLE 6 - CONFIDENTIALITY

All records, data, reports, and other information concerning COMPANY’s personnel under this Contract shall belong to COMPANY. CONTRACTOR shall consider such information as COMPANY’s confidential information and shall treat such information in the same manner as CONTRACTOR treats its own confidential information.

ARTICLE 7 - GOVERNING LAW

This Contract and any disputes relating to the subject matter therein shall be governed by the laws of UAE and

ARTICLE 8 - TERMINATION

This Contract may be terminated by COMPANY for convenience by giving 30 days’ written notice to CONTRACTOR. In case of such termination, COMPANY shall pay CONTRACTOR for the services performed up to the date of termination.

ARTICLE 9 - MISCELLANEOUS

This Contract is prepared in two (2) original copies; each Party keeps one (1) original copy.

IN WITNESS WHEREOF, each Party has caused its duly authorized representative to sign the Contract as of the date first written above.

Hunter International Travel and Tourism LLC

Signature:	Signature:
Name:	Name:
Title:	Title:
Date:	Date:

Beijing Office	Guangzhou Office	Shanghai Office
Tel : 0086 10 52455231	Tel : 0086 20 61222457	Tel : 0086 21 61195097
Fax: 0086 10 65181508	Fax: 0086 20 61222467	Fax: 0086 21 61195096

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